UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2024
Kemper Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-18298

DE	95-4255452
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
200 E. Randolph Street, Suite 3300, Chicago, IL 60601
(Address of principal executive offices, including zip code)
312-661-4600
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	KMPR	NYSE
5.875% Fixed-Rate Reset Junior Subordinated Debentures due 2062	KMPB	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of
the Exchange Act.    ☐

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2024, Kemper Corporation (“Kemper” or the “Company”) announced that Bradley T. Camden, Senior Vice President, Interim Chief Financial Officer and Treasurer, has been named Executive Vice President and Chief Financial Officer of the Company, effective immediately. A copy of the press release announcing Mr. Camden’s promotion is filed herewith as Exhibit 99.1.

Mr. Camden, 45, has served as the Company’s Interim Chief Financial Officer since September 2023. Mr. Camden joined the Company in 2020 as Treasurer. Prior to joining the Company, Mr. Camden spent 15 years at Northern Trust Asset Management, where he served in a number of finance leadership roles.

Mr. Camden received an increase in his base salary to $575,000 and he will be eligible to participate in the Company’s short-term incentive compensation program for 2024 with an annual target award amount of seventy-five percent of annual base salary. In addition, Mr. Camden will participate in the Company’s long-term incentive compensation program with an annual target award amount of two hundred and twenty-five percent of annual base salary.

Mr. Camden has previously entered into an indemnification agreement and a change in control agreement with the Company, the forms of which have been filed as exhibits to the Company’s annual report filed with the SEC. There are no arrangements or understandings between Mr. Camden and any other persons pursuant to which he was selected as the Company’s principal financial officer. There are no family relationships between Mr. Camden and any director or executive officer of the Company. The Company has not entered into any transactions with Mr. Camden that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press release date February 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kemper Corporation

Date:	February 12, 2024	/s/ C. Thomas Evans, Jr.
C. Thomas Evans, Jr.
Executive Vice President, Secretary and General Counsel